UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : June 28, 2021

MERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-23460	04-3683628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8275 S. Easter Ave. Suite 200, Las Vegas, NV 89123

(Address of principal executive offices) (Zip Code)

604-500-4157

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other

Disclosure Statement Pursuant to the Pink Basic Disclosure Guidelines

Mera Pharmaceuticals, Inc.

8275 S. Eastern Ave. Suite 200

Las Vegas, NV 89113

604-500-4157

Quarterly Report

For the Period Ending: April 30, 2021 (the “Reporting Period”)

As of April 30, 2021, the number of shares outstanding of our Common Stock was:

577,769,915

As of October 31, 2020, the number of shares outstanding of our Common Stock was:

547,769,915

As of October 31, 2019, the number of shares outstanding of our Common Stock was:

547,769,915

Indicate by check mark whether the company is a shell company (as defined in Rule 405 of the Securities Act of 1933 and Rule 12b-2 of the Exchange Act of 1934):

Yes:  ☐  No:  ☒

Indicate by check mark whether the company’s shell status has changed since the previous reporting period:

Yes:  ☒  No:  ☐

Indicate by check mark whether a Change in Control1 of the company has occurred over this reporting period:

Yes:  ☒  No:  ☐

1)	Name of the issuer and its predecessors (if any)

1 “Change in Control” shall mean any events resulting in:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)A change in the composition of the Board occurring within a two (2)-year period, as a result of which fewer than a majority of the directors are directors immediately prior to such change; or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being

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In answering this item, please also provide any names used by predecessor entities and the dates of the name changes.

Mera Pharmaceuticals, Inc.

Aquasearch, Inc. until 7-02

Date and state (or jurisdiction) of incorporation (also describe any changes to incorporation since inception, if applicable) Please also include the issuer’s current standing in its state of incorporation (e.g. active, default, inactive):

Mera Pharmaceuticals, Inc. is the successor issuer to Aquasearch, Inc. (the “Predecessor”), which was incorporated in Colorado in 1987. On July 25, 2002, the Predecessor merged with and into Mera Pharmaceuticals, Inc., a Delaware corporation formed in June 2002. Default in Delaware.

Has the issuer or any of its predecessors been in bankruptcy, receivership, or any similar proceeding in the past five years?

Yes: ☐ No: ☒

If this issuer or any of its predecessors have been the subject of such proceedings, please provide additional details in the space below:

No

2)	Security Information

Trading symbol:	MRPI
Exact title and class of securities outstanding:	Common CUSIP:
Par or stated value:	$.001

Total shares authorized:	18,000,000 as of date: April 30, 2021
Total shares outstanding:	579,269,915 as of date: April 30, 2021
Number of shares in the Public Float2:	547,769,915 as of date: April 30, 2021
otal number of shareholders of record:	4,000,000 as of date: April 30, 2021

All additional class(es) of publicly traded securities (if any):

Trading symbol:	____________
Exact title and class of securities outstanding:	____________
CUSIP:	____________
Par or stated value:	____________
Total shares authorized:	____________ as of date: ____________
Total shares outstanding:	____________ as of date: ____________

Transfer Agent

Name: Issuer Direct Corporation

+1 919-744-2722

www.issuerdirect.com

converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

2 “Public Float” shall mean the total number of unrestricted shares not held directly or indirectly by an officer, director, any person who is the beneficial owner of more than 10 percent of the total shares outstanding (a “control person”), or any affiliates thereof, or any immediate family members of officers, directors and control persons.

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Email: info@colonialstocktransferco.com

Is the Transfer Agent registered under the Exchange Act?3 Yes: ☒ No: ☐

Describe any trading suspension orders issued by the SEC concerning the issuer or its predecessors: None

List any stock split, stock dividend, recapitalization, merger, acquisition, spin-off, or reorganization either currently anticipated or that occurred within the past 12 months:

None

3)	Issuance History

The goal of this section is to provide disclosure with respect to each event that resulted in any direct changes to the total shares outstanding of any class of the issuer’s securities in the past two completed fiscal years and any subsequent interim period.

Disclosure under this item shall include, in chronological order, all offerings and issuances of securities, including debt convertible into equity securities, whether private or public, and all shares, or any other securities or options to acquire such securities, issued for services. Using the tabular format below, please describe these events.

A.	Changes to the Number of Outstanding Shares

Check this box to indicate there were no changes to the number of outstanding shares within the past two completed fiscal years and any subsequent periods: ☐

Shares Outstanding as of Second Most Recent Fiscal Year End: Opening Balance Date 12/31/2017 Common: 65,094,454 Preferred: ______			*Right-click the rows below and select “Insert” to add rows as needed.
Date of Transaction	Transaction type (e.g. new issuance, cancellation, shares returned to treasury)	Number of Shares Issued (or cancelled)	Class of Securities	Value of shares issued ($/per share) at Issuance	Were the shares issued at a discount to market price at the time of issuance? (Yes/No)	Individual/ Entity Shares were issued to (entities must have individual with voting / investment control disclosed).	Reason for share issuance (e.g. for cash or debt conversion) -OR- Nature of Services Provided	Restricted or Unrestricted as of this filing.	Exemption or Registration Type.
March 22, 2021	New Issuance	35,200,000	Common	$0.001	yes	All Your Foods USA, Inc.	Purchase of Operating Company	restricted	4(2)4((s2)
									4(2)

Shares Outstanding on Date of This Report: 579,269,915

3 To be included in the Pink Current Information tier, the transfer agent must be registered under the Exchange Act.

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Ending 4/30/2021 Balance Ending Balance: 579,269,915 Date 4.30.2021 Common: 579,269,915

Example: A company with a fiscal year end of December 31st, in addressing this item for its quarter ended September 30, 2020, would include any events that resulted in changes to any class of its outstanding shares from the period beginning on January 1, 2017 through September 30, 2020 pursuant to the tabular format above.

Use the space below to provide any additional details, including footnotes to the table above:

B.	Debt Securities, Including Promissory and Convertible Notes

Use the chart and additional space below to list and describe all outstanding promissory notes, convertible notes, convertible debentures, or any other debt instruments that may be converted into a class of the issuer’s equity securities..

Check this box if there are no outstanding promissory, convertible notes or debt arrangements: ☐

Date of Note Issuance	Outstanding Balance ($)	Principal Amount at Issuance ($)	Interest Accrued ($)	Maturity Date	Conversion Terms (e.g. pricing mechanism for determining conversion of instrument to shares)	Name of Noteholder (entities must have individual with voting/ investment control disclosed).	Reason for Issuance (e.g. Loan, Services, etc.)
None.

Use the space below to provide any additional details, including footnotes to the table above:

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4)	Financial Statements

A.	The following financial statements were prepared in accordance with:

☒ U.S. GAAP

☐ IFRS

B.	The financial statements for this reporting period were prepared by (name of individual)[4]:

Name: Mark Wright

Title:

Relationship to Issuer: Accountant

Provide the financial statements described below for the most recent fiscal year or quarter. For the initial disclosure statement (qualifying for Pink Current Information for the first time) please provide reports for the two previous fiscal years and any subsequent interim periods.

C.	Balance sheet;
D.	Statement of income;
E.	Statement of cash flows;
F.	Statement of Changes in Shareholders’ Equity
G.	Financial notes

You may either (i) attach/append the financial statements to this disclosure statement or (ii) file the financial statements through OTCIQ as a separate report using the appropriate report name for the applicable period end. (“Annual Report,” “Quarterly Report” or “Interim Report”).

If you choose to publish the financial statements in a separate report as described above, you must state in the accompanying disclosure statement that such financial statements are incorporated by reference. You may reference the document(s) containing the required financial statements by indicating the document name, period end date, and the date that it was posted to OTCIQ in the field below. Financial Statements must be compiled in one document.

The Fourth Quarter Financial Statements are incorporated in this disclosure by reference and are posted in a separated document. File named Annual Financials dated 12/31/2020.

Financial statement information is considered current until the due date for the subsequent report (as set forth in the qualifications section above). To remain qualified for Current Information, a company must post its Annual Report within 90 days from its fiscal year-end date and Quarterly Reports within 45 days of each fiscal quarter-end date.

5)	Issuer’s Business, Products and Services

The purpose of this section is to provide a clear description of the issuer’s current operations. In answering this item, please include the following:

A.	Summarize the issuer’s business operations (If the issuer does not have current operations, state “no operations”)

Meal prep and delivery.

B.	Describe any subsidiaries, parents, or affiliated companies, if applicable, and a description of such entity’s business, contact information for the business, officers, directors, managers or control persons. Subsidiary information may be included by reference

None

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C.	Describe the issuers’ principal products or services, and their markets

On March 22, 2021, the Company entered into a share exchange agreement under which the Company acquired 100 percent of the outstanding interests of All Your Foods USA, Inc in exchange for 35,200,000 common shares of the Company. The Agreement contained the customary representations and warranties.

All Your Foods USA INC

All Your Foods USA via its brands

Chopandchisel.com

Cavemanchefs.com

Allyourmeals.com

Mealkraft.ca

Delivering healthy, gourmet ready-made meals, prepared and delivered to the client’s door. Our corporate chefs work hard to design meals that are nutritionally balanced with no preservatives, freshly made and designed to optimize customer’s health and serve their busy lifestyle. The Company’s meals menu includes entrees and breakfasts with dairy products, eggs, pork, tree nuts, chicken, beef, turkey, fish, soy, shellfish as well as an all-Vegan line of dishes. All Your Foods offers Ala La Carte and weekly subscriptions.

All Your Foods production kitchens are also used to supply white label products to other successful national subscriptions brands in both the USA and Canada. The technology at the heart of the All Your Foods USA systems, is what allows the unlimited scaling of client and corporate orders of meals and other food products.

4 The financial statements requested pursuant to this item must be prepared in accordance with US GAAP or IFRS by persons with sufficient financial skills.

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6)	Issuer’s Facilities

The goal of this section is to provide a potential investor with a clear understanding of all assets, properties or facilities owned, used or leased by the issuer.

In responding to this item, please clearly describe the assets, properties or facilities of the issuer, give the location of the principal plants and other property of the issuer and describe the condition of the properties. If the issuer does not have complete ownership or control of the property (for example, if others also own the property or if there is a mortgage on the property), describe the limitations on the ownership.

If the issuer leases any assets, properties or facilities, clearly describe them as above and the terms of their leases.

Officers, Directors, and Control Persons

The goal of this section is to provide an investor with a clear understanding of the identity of all the persons or entities that are involved in managing, controlling or advising the operations, business development and disclosure of the issuer, as well as the identity of any significant or beneficial shareholders.

Using the tabular format below, please provide information, as of the period end date of this report, regarding any person or entity owning 5% of more of any class of the issuer’s securities, as well as any officer, and any director of the company, regardless of the number of shares they own. If any listed are corporate shareholders or entities, provide the name and address of the person(s) beneficially owning or controlling such corporate shareholders, or the name and contact information of an individual representing the corporation or entity in the note section.

Name of Officer/Director or Control Person	Affiliation with Company (e.g. Officer/Director/Owner of more than 5%)	Residential Address (City / State Only)	Number of shares owned	Share type/class	Ownership Percentage of Class Outstanding	Note

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7)	Legal/Disciplinary History

A.	Please identify whether any of the persons listed above have, in the past 10 years, been the subject of:

1.	A conviction in a criminal proceeding or named as a defendant in a pending criminal proceeding (excluding traffic violations and other minor offenses);

None

2.	The entry of an order, judgment, or decree, not subsequently reversed, suspended or vacated, by a court of competent jurisdiction that permanently or temporarily enjoined, barred, suspended or otherwise limited such person’s involvement in any type of business, securities, commodities, or banking activities;

None

3.	A finding or judgment by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, the Commodity Futures Trading Commission, or a state securities regulator of a violation of federal or state securities or commodities law, which finding or judgment has not been reversed, suspended, or vacated; or

None

4.	The entry of an order by a self-regulatory organization that permanently or temporarily barred, suspended, or otherwise limited such person’s involvement in any type of business or securities activities.

None

B.	Describe briefly any material pending legal proceedings, other than ordinary routine litigation incidental to the business, to which the issuer or any of its subsidiaries is a party or of which any of their property is the subject. Include the name of the court or agency in which the proceedings are pending, the date instituted, the principal parties thereto, a description of the factual basis alleged to underlie the proceeding and the relief sought. Include similar information as to any such proceedings known to be contemplated by governmental authorities.

None

8)	Third Party Providers

Please provide the name, address, telephone number and email address of each of the following outside providers: Securities Counsel

Name:	Byron Thomas
Firm:	Law Offices of Bryon Thomas
Address 1:	3275 S.Jones Blvd Suite 104
Address 2:	Las Vegas, NV 89146
Phone:	702-747-3101
Email:	byronthomaslaw@gmail.com

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9)	Issuer Certification

Principal Executive Officer:

The issuer shall include certifications by the chief executive officer and chief financial officer of the issuer (or any other persons with different titles but having the same responsibilities).

The certifications shall follow the format below:

I, Benny Doro that:

1.   I have reviewed this Annual and Quarterly Financial Statement of Mera Pharmaceuticals, Inc;

2.   Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and

3.   Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

06/28/2021 [Date]

__________________________________CEO and CFO

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mera Pharmaceuticals, Inc.

Dated: June 28, 2021	By:	/s/ Benny Doro
	Name:	Benny Doro
	Title:	Chief Executive Officer and President

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